UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2016

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 26, 2016, Baxter International Inc. (the “Company”) issued an earnings press release for the quarterly period ended June 30, 2016. The press release, including attachments, is furnished as Exhibit 99.1 to this report.

The press release furnished as Exhibit 99.1 contains financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”). The non-GAAP financial measures include adjusted operating income, adjusted pre-tax income from continuing operations, adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations, each excluding special items, and constant currency sales. Special items are excluded because they are highly variable, difficult to predict or unusual and of a size that may substantially impact the Company’s reported operations for a period. Net sales amounts are presented on a constant currency basis. This measure provides information on the change in net sales assuming that foreign currency exchange rates had not changed between the prior and current periods. Non-GAAP financial measures may provide a more complete understanding of the Company’s operations and can facilitate a fuller analysis of the Company’s results of operations, particularly in evaluating performance from one period to another. Additionally, intangible asset amortization is excluded as a special item to facilitate an evaluation of current and past operating performance, particularly in terms of cash returns, and is similar to how management internally assesses performance.

Management believes that non-GAAP earnings measures, when used in conjunction with the results presented in accordance with GAAP and the reconciliations to corresponding GAAP financial measures, may enhance an investor’s overall understanding of the Company’s past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning, to monitor business unit performance, and in some cases for purposes of determining incentive compensation. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with GAAP.

The Company strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated July 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXTER INTERNATIONAL INC.

By:	/S/ JAMES K. SACCARO
James K. Saccaro
Corporate Vice President and Chief Financial Officer

Date: July 26, 2016

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated July 26, 2016.